EXHIBIT 3.1

(225.00) PE

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JAN 28 1999

No. C 2081-99
Dean Heller
DEAN HELLER, SECRETARY OF STATE

ARTICLES OF INCORPORATION

OF

QUANTUM BIT INDUCTION TECHNOLOGY, INC.

* * * * *

The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

ARTICLE ONE. **[NAME]**. The name of the corporation is:

QUANTUM BIT INDUCTION TECHNOLOGY, INC.

ARTICLE TWO. **[RESIDENT AGENT]**. The initial agent for service of process is Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, City of Reno, County of Washoe, State of Nevada 89501.

ARTICLE THREE. **[PURPOSES]**. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. **[OMNIBUS]**. To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. **[CARRYING ON BUSINESS OUTSIDE STATE]**. To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III. **[PURPOSES TO BE CONSTRUED AS POWERS]**. The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms

01/28/1999 10:02 AM SH 1999-000-44126

of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE FOUR. [CAPITAL STOCK]. The corporation shall have authority to issue an aggregate of **TWO HUNDRED MILLION (200,000,000) Common Capital Shares, PAR VALUE ONE MILL ($0.001)** per share for a total capitalization of **TWO HUNDRED THOUSAND DOLLARS ($200,000.00)**.

The holders of shares of capital stock of the corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

The stockholders shall not possess cumulative voting rights at all shareholders meetings called for the purpose of electing a Board of Directors.

ARTICLE FIVE. [DIRECTORS]. The affairs of the corporation shall be governed by a Board of Directors of no more than eight (8) nor less than one (1) person. The names and addresses of the first Board of Director are:

NAME	ADDRESS
Mike Skillern	6524 San Felipe #388 Houston, Texas 77057
Ellis Gibson	11610 Neff Street Houston, Texas 77072

ARTICLE SIX. [ASSESSMENT OF STOCK]. The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. [INCORPORATOR]. The name and address of the incorporator of the corporation is as follows:

NAME	ADDRESS
Amanda Cardinalli	50 West Liberty Street, Suite 880 Reno, Nevada 89501

ARTICLE EIGHT. [PERIOD OF EXISTENCE]. The period of existence of the corporation shall be perpetual.

ARTICLE NINE. [BY-LAWS]. The initial By-laws of the corporation shall be adopted by its Board of Directors. The power to alter, amend, or repeal the By-laws, or to adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

ARTICLE TEN. [STOCKHOLDERS' MEETINGS]. Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the By-laws of the corporation. Special meetings of the stockholders may be called by the President or any other executive officer of the corporation, the Board of Directors, or any member thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN. [CONTRACTS OF CORPORATION]. No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such

contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

ARTICLE TWELVE. [LIABILITY OF DIRECTORS AND OFFICERS]. No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned incorporator has hereunto affixed her signature at Reno, Nevada this 27th day of January, 1999.

AMANDA CARDINALLI

STATE OF NEVADA }
: **ss.**
COUNTY OF WASHOE }

On the 27th day of January, 1999, before me, the undersigned, a **Notary Public** in and for the State of Nevada, personally appeared **AMANDA CARDINALLI**, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed the same freely and voluntarily for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

NOTARY PUBLIC
Residing in Reno, Nevada

My Commission Expires:
October 10, 2002

MARGARET A. OLIVER
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 94-5323-2 - EXPIRES OCT. 10, 2002

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20060528007-90
Dean Heller Secretary of State State of Nevada	Filing Date and Time 08/17/2006 2:00 PM Entity Number C2081-1999

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:
Quantum Bit Induction Technology, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
200,000,000 shares of common stock, $0.001 par value per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
2,000,000,000 shares of common stock, $0.001 par value per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
139,375,000 shares of common stock currently issued and outstanding. For each issued and outstanding share of common stock nine (9) additional shares (1,254,375,000 shares) will be issued to effect the forward stock split

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
The effect of the amendment will not result in any fractional shares

7. Effective date of filing (optional): 8/18/06
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] Treasurer and Member of Boar
Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20060721241-35
	Filing Date and Time: 11/07/2006 8:10 AM
	Entity Number: C2081-1999

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Quantum Bit Induction Technology, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 4. The corporation shall have authority to issue an aggregate of THREE BILLION (3,000,000,000) Common Capital Shares, PAR VALUE ONE MILL ($0.001) per share.

The corporation shall have the authority to issue ONE HUNDRED MILLION (100,000,000) Class B Common Capital Shares, PAR VALUE ONE MILL ($0.001) per share.

The total capitalization of the corporation shall be THREE MILLION ONE HUNDRED THOUSAND DOLLARS ($3,100,000.00).

See attached continuation page:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: approved by a majority of shareholders

4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature], SECRETARY

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

2. Continuation Page:

The Common Capital Shares may be converted into Class B Common Capital Shares at a rate established by the Board of Directors. The Class B Common Capital Shares may be converted into Common Capital Shares at a rate established by the Board of Directors.

Class B Common Capital Shares and Common Capital Shares shall have dividends, distributions, rights and privileges that are established by the corporation's Board of Directors and may not be the same between the stock classes or stock series.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
	00001549335-70
	Filing Date and Time
Ross Miller Secretary of State State of Nevada	10/01/2007 5:58 AM
	Entity Number
	C2081-1999

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Quantum Bit Induction Technology, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

3,000,000,000 Common Capital Shares, $0.001 par value per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

2,500,000,000 Common Capital Shares, $0.001 par value per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

1 for 20,000 Common Capital Shares.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional Shares will be rounded up. Less than 1% will be affected.

7. Effective date of filing (optional): 11/17/07

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] Secretary

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090501

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110818134-99
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/14/2011 8:00 AM
	Entity Number C2081-1999

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

QUANTUM BIT INDUCTION TECHNOLOGY, INC.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☒ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

ARTICLE ONE. - Name change
ARTICLE FOUR. - Splits and reduces authorized Common Capital Shares, eliminates authorization of Class B shares
ARTICLE ELEVEN. - Grants authority to issue obligations with stockholder rights under NRS 78.197

4. Effective date and time of filing: (optional) Date: November 30, 2011 Time: 8:00am EST
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
QUANTUMBIT, INC.

(PURSUANT TO NRS 78.403)

* * * * *

Pursuant to the provisions of the laws of the State of Nevada relating to private corporations, RESOLUTION of a majority of Shareholder votes on July 18, 2011, and implementing RESOLUTION unanimously adopted by the Board of Directors on November 7, 2011, the corporation hereby adopts the following Articles of Incorporation with Amendments:

ARTICLE ONE. [NAME]. The name of the corporation is: **QUANTUMBIT, INC.**

ARTICLE TWO. [RESIDENT AGENT]. The name and address for the agent for service of process is omitted pursuant to NRS 78.403(3)(c).

ARTICLE THREE. [PURPOSES]. The corporation is organized to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. **[OMNIBUS].** To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

I. **[CARRYING ON BUSINESS OUTSIDE THE STATE].** To conduct any carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

II. **[PURPOSES TO BE CONSTRUED AS POWERS].** The purposes specified herein shall be construed both as purposes and powers and shall be in now wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE FOUR. [CAPITAL STOCK]. The corporation shall have authority to issue an aggregate of **TWO BILLION FOUR HUNDRED MILLION (2,400,000,000) COMMON CAPITAL SHARES, PAR VALUE ONE MIL ($0.001)** per share for a total capitalization of **TWO MILLION FOUR HUNDRED THOUSAND DOLLARS ($2,400,000.00).**

The holders of shares of capital stock of the corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or or hereafter be authorized to issue.

may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any directors of this corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director and officer of such other corporation or not so interested.

The corporation may issue bonds, debentures or other obligations that have any of the rights of a stockholder in the corporation pursuant to Nevada Revised Statutes 78.197 and resolution of the Board of Directors of the corporation prior to issuance.

ARTICLE TWELVE. [LIABILITY OF DIRECTORS AND OFFICERS]. No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned Secretary of the corporation has hereunto affixed his signature at Harris County, Texas this 7th day of November, 2011.

(corporate seal)

[signature]

Pete McCain, Secretary & Director

On the 7th day of November, 2011, before me, the undersigned, a **Notary Public** in and for the State of Texas, personally appeared **Pete McCain**, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[signature]

NOTARY PUBLIC
Residing in Harris County, Texas

My Commission Expires:

Nov. 26, 2011

NOTARY PUBLIC
STATE OF TEXAS
JENNY GAVRANOVIC
My Commission Expires
November 26, 2011

090501

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	00004045385-29
Ross Miller	Filing Date and Time
Secretary of State	09/26/2013 8:35 AM
State of Nevada	Entity Number C2081-1999

Certificate to Accompany Restated Articles or Amended and Restated Articles
(PURSUANT TO NRS)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Quantombit, Inc

2. The articles are: (mark only one box) ☐ Restated ☑ Amended and Restated

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☑ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☑ Articles have been deleted.

☑ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Article one- Name change to Sertant, Inc
Article far- A Portion of the Article has been deleted

4. Effective date and time of filing: (optional) Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Quantumbit, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

Article one - Name change to Sertant, Inc
Article four - A portion of the Article has been deleted

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 64.68%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

x [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
SERTANT, INC.
(PURSUANT TO NRS 78.403)

* * * * *

Pursuant to the laws of the State of Nevada relating to private corporations, RESOLUTION of a majority of Shareholder votes on August 22, 2013, and implementing RESOLUTION adopted by the Board of Directors on August 22, 2013, this corporation hereby adopts the following Articles of Incorporation with Amendments:

ARTICLE ONE. [NAME]. The name of this corporation is: **SERTANT, INC.**

ARTICLE TWO. [RESIDENT AGENT]. Omitted pursuant to NRS 78.403(3)(c).

ARTICLE THREE. [PURPOSES]. This corporation is organized to engage in any activity or business not in conflict with the laws of the State of Nevada or the United States of America including but not limited to:

I. **[OMNIBUS].** To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which this corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. **[CARRYING ON BUSINESS OUTSIDE THE STATE].** To conduct any carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III. **[PURPOSES TO BE CONSTRUED AS POWERS].** The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other Article.

ARTICLE FOUR. [CAPITAL STOCK]. The corporation shall have authority to issue an aggregate of TWO BILLION FOUR HUNDRED MILLION (2,400,000,000) COMMON CAPITAL SHARES, PAR VALUE ONE MIL (0.1¢) per share for a total capitalization of TWO MILLION FOUR HUNDRED THOUSAND DOLLARS ($2,400,000.00).

The holders of shares of capital stock of this corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which this corporation may now or hereafter be authorized to issue. The stockholders shall not possess cumulative voting rights at any shareholder meetings called for the purpose of electing a Board of Directors.

ARTICLE FIVE. [DIRECTORS]. The affairs of this corporation shall be governed by a Board of Directors of no more than eight (8) nor less than one (1) person. The names and addresses of the first Board of Directors are omitted pursuant to NRS 78.403(3)(b).

ARTICLE SIX. [ASSESSMENT OF STOCK]. The capital stock of this corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of this corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. [INCORPORATOR]. Omitted pursuant to NRS 78.403(3)(a).

ARTICLE EIGHT. [PERIOD OF EXISTENCE]. The period of existence of this corporation shall be perpetual.

ARTICLE NINE. [BY-LAWS]. The By-laws of this corporation have been adopted by its Board of Directors. The power to alter, amend, or repeal the By-laws, or to adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

ARTICLE TEN. [STOCKHOLDER'S MEETINGS]. Meetings of stockholders shall be held at such as may be provided by the By-laws of this corporation. Special meetings of the stockholders may be called by the President or any other Executive Officer of this corporation, the Board of Directors, or any member thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN. [CONTRACTS OF CORPORATION]. No contract or other transaction between this corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the Directors of this corporation are pecuniarily or otherwise interested in, or are Directors or Officers of such other corporation. Any Director of this corporation, individually, or any firm of which such Director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of this corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any Directors of this corporation who is also a Director or Officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such Director and Officer of such other corporation or not so interested.

The corporation may issue bonds, debentures or other obligations that have any of the rights of a stockholder in this corporation pursuant to Nevada Revised Statutes 78.197 and resolution of the Board of Directors of this corporation prior to issuance.

ARTICLE TWELVE. [LIABILITY OF DIRECTORS AND OFFICERS]. No Director or Officer shall have any personal liability to this corporation or its stockholders for damages for breach of fiduciary duty as a Director or Officer, except that this Article Twelve shall not eliminate or limit the liability of a Director or Officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned Secretary of this corporation has hereunto affixed his signature at Harris County, Texas this 24th day of September, 2013.

(corporate seal)

Chad Reed

Chad Reed, Secretary & Treasurer

On the 24th day of September, 2013, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Chad Reed, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

LISA BAKER
Notary Public, State of Texas
My Commission Expires
July 02, 2016

NOTARY PUBLIC
In Harris County, Texas

My Commission Expires:

July 2, 2016

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130629713-34
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/26/2013 8:35 AM
	Entity Number C2081-1999

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Quantumbit, Inc

2. The articles have been amended as follows: **(provide article numbers, if available)**

Article one - Name change to Sertant, Inc.
Article four - A portion of the Article has been deleted

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 64.68%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20180002093-45
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/02/2018 3:40 PM
	Entity Number C2081-1999

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SERTANT, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The Name of the Corporation shall be: EPHS HOLDINGS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 60.4% -

4. Effective date and time of filing: (optional) Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20180017030-02
	Filing Date and Time 01/11/2018 2:30 PM
	Entity Number C2081-1999

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

EPHS HOLDINGS , INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Issuance of Preferred Shares:

The Corporation is hereby authorized to issue twenty million shares of preferred stock, $0.0001 par value.

Autorization to issue Preferred Shares

THe Board of Directors is expressly authorized to adopt from time to time, a resolution or resolutions

Continue on Exhibit A

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 61%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Exhibit A.

providing shares in each such series and to fix the designations and powers, preferences and relative, participating, optional and other qualifications, limitations and restrictions of such shares of each series.

Authorization to issue Series A Preferred Shares:

The Corporation is hereby authorized to issue twenty million (20,000,000) shares of Series A Preferred Shares with the following rights and preferences:

(a) Holders of Series A Preferred Shares shall be entitled to exchange each Series A Preferred Share for one share (1) share of the Corporation's common stock.

(b) Each Series A Preferred Share shall entitle the holder to one vote per Series A share on any matter brought to a vote of the Shareholders.

(c) The exchange ratio for each Series A Preferred Share is not subject to adjustment in the case of a reorganization or recapitalization for a period of 180 days following the filing of this Certificate of Amendment.

The authorization to issue the twenty million shares of Preferred Stock is in addition to the currently authorized shares of the Company's common stock

Officers and Directors:

Effective January 2, 2018 Gianfranco Bentivoglio shall serve as the Company's President, Secretary, Treasurer and Director.